AGREEMENT OF PURCHASE AND SALE


         This Agreement of Purchase and Sale ("Agreement") is entered into by and between The Canton Industrial Corporation, a Nevada corporation ("Seller") and Associated Technologies, Inc., a Pennsylvania corporation ("Buyer") on this 23rd day of March, 1995.

         1.       SALE.

                  Seller does hereby agree to sell to Buyer and Buyer does hereby agree to purchase from Seller full legal right, title and interest to each and every item listed in Exhibit A attached hereto (the "Assets").

         2.       PURCHASE PRICE AND PAYMENT TO SELLER.

                  A. PURCHASE PRICE. The purchase price (hereinafter "Purchase Price") to be paid by Buyer to Seller for the Assets is $60,000 plus 10% of the net profit of Buyer for the next five (5) years which term shall begin on the date of this Agreement. To verify the net profit of Buyer for the next five (5) years, Buyer shall disclose to Seller its annual financial statements within 30 days after the end of Buyer's fiscal year.

                  B. PAYMENT. The Purchase Price shall be payable in five annual payments of $12,000 in addition to 10% of the net profit of Buyer for each year with the first payment due on March 1, 1996. Each subsequent payment shall be due on this same date in 1997, 1998, 1999, with the final payment due on this date in the year 2000. Buyer may also make payments in any amount before such due dates without penalty. Whenever Seller receives the full Purchase Price, even if before scheduled by this Agreement, Seller's right to receive 10% of the net profit of Buyer shall immediately cancel.

                  C. SECURITY INTEREST. Buyer will accommodate Seller's filing, in Philadelphia County, of a form UCC-1 securing Seller's interest in the Assets until the full Payment Price is received by Seller, at which time Seller will cause said security interest to be revoked. Buyer will also use reasonable efforts to assist Seller's procurement of the Release included as Exhibit B containing the notarized signature of J.M.T. Mach. Co. Inc. (the Assets' current Landlord), stipulating that Seller has an interest in the Assets superior to J.M.T. Mach. Co. Inc. 's interest.

         3.       TITLE TO THE ASSETS.

                  Within thirty (30) days of Seller's receipt of the full purchase price, Seller shall convey to Buyer title to the Equipment, free and clear of all liens, encumbrances and claims.

         4.       SELLER'S REPRESENTATION AND WARRANTIES.

                  A. Seller is a duly organized and validly existing Nevada corporation and has power and authority to own its properties and to transact the business in which it is engaged and has the right, power, legal capacity and authority to enter into and perform its obligations under this Agreement.

                  B. Each representation and warranty of Seller contained in or given in connection with this Agreement shall to the best knowledge of Seller, have been true and correct in all material respects on the date of this Agreement and again on and as of the Closing as if then made or given, except to the extent such warranties and representations may have been affected by changes specifically permitted or contemplated by this Agreement.

         5.       BUYER'S REPRESENTATIONS AND WARRANTIES.

                  A. Buyer is a duly organized and validly existing Pennsylvania corporation and has power and authority to own its properties and to transact the business in which it is engaged and has the right, power, legal capacity and authority to enter into and perform its obligations under this Agreement.

                  B. Each representation and warranty of Buyer contained in or given in connection with this Agreement shall to the best knowledge of Buyer, have been true and correct in all material respects on the date of this Agreement and again on and as of the Closing as if then made or given, except to the extent such warranties and representations may have been affected by changes specifically permitted or contemplated by this Agreement.

                  C. Until this Agreement is entered into and the transactions contemplated herein have been completed, Buyer agrees (a) not to transfer, assign, or distribute in any way, other than in the ordinary course of business, any of the assets currently in its possession or to in any way substantially alter, or allow to be substantially altered, the value of Buyer or the stock of Buyer, and (b) to continue operating Buyer in substantially the same manner in which it is currently being operated without the prior written consent of Seller.

         6.       REMEDIES.

                  Upon any breach of this Agreement by Buyer which breach is not remedied within ten (10) days after Seller's notice, (a) Buyer shall forfeit any and all payments made to Seller pursuant to this Agreement as well as any and all rights and interests in Equipment provided by this Agreement, (b) Seller shall seek an injunction to recover Equipment, and (C) Buyer shall provide to Seller reasonable access to Equipment for Seller's removal.

         7.       NOTICES.

                  Whenever any party hereto shall desire to give or serve upon the other any notice, demand, request or other communication, each such notice, demand, request or other communication shall be in writing and shall be given or served upon the other party by personal service, overnight delivery by a recognized express company with acknowledgment of receipt by addressee, or by first class United States mail, postage prepaid, return receipt requested, addressed as follows:




                  TO BUYER:         ASSOCIATED TECHNOLOGY
                                    9988 GANTRY ROAD
                                    PHILADELPHIA, PA 19115
                                    ATTENTION:  TONY GEONNOTTI

                  TO SELLER:        THE CANTON INDUSTRIAL CORPORATION
                                    268 WEST 400 SOUTH, SUITE 300
                                    SALT LAKE CITY, UT  84101
                                    ATTENTION:  RICHARD SURBER

                  Any such notice, demand, request or other communication shall be deemed to have been received upon personal delivery thereof or the date on which receipt is acknowledged.

         8.       ATTORNEY'S FEES.

                  In the event that any party to this Agreement is required to employ counsel or utilize its in-house counsel to enforce any of the terms of this Agreement the prevailing party shall be entitled to recover its reasonable attorneys' fees and court costs incurred.

         9.       COMPLETE AGREEMENT, EXHIBITS.

                  All understandings, communications and agreements heretofore had between the parties are merged in this Agreement, which alone fully and completely expresses the agreement of the parties. This Agreement has been entered into after full investigation of the facts by both parties and neither party has relied on any statement or representation not embodied in this document. All Exhibits referred to and attached to this Agreement are incorporated herein and form a part of this Agreement as is set forth in full therein.

         10.      GOVERNING LAW.

                  This Agreement shall be governed under the laws of the State of Utah.

         11.      COUNTERPARTS, HEADINGS AND DEFINED TERMS.

                  This Agreement may be executed in several counterparts each of which shall be an original, but all of such counterparts shall constitute one such Agreement. The headings used herein are for convenience only and are not to be construed to be part of this Agreement. The terms "Buyer" and "Seller" as used herein shall include the plural as well as the singular. If more than one person or entity is named a "Buyer" the obligations of such persons or entities are joint and several. As used herein the term "to the best knowledge" or any similar phrase shall be deemed to include the assurance that such knowledge is based upon a diligent investigation.

         12.      TIME OF THE ESSENCE.

                  Time is of the essence of this Agreement.

         13.      WAIVER AND SURVIVAL.

                  The waiver by one party of the performance of any covenant, condition or promise shall not invalidate this Agreement, nor shall it be considered to be a waiver by it of any other covenant, condition or promise. The waiver by either or both parties of the time for performing any act shall not constitute a waiver of the time for performing any other act or an identical act required to be performed at a later time. The representations, warranties, covenants, and agreements of the parties contained herein shall survive the Closing and shall not be merged into the Closing Documents.

         14.      THIRD PARTIES.

                  Nothing contained in this Agreement, expressed or implied, is intended to confer upon any person, other than the parties hereto and their permitted successors or assigns, any rights or remedies under or by reason of this Agreement.

         15.      SEVERABILITY.

                  In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or un-enforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         16.      ADDITIONAL DOCUMENTS.

                  Each party hereto agrees to perform any further acts and to execute and deliver any further documents which may be reasonably necessary to carry out the provisions of this Agreement.

         17.      ASSIGNMENT: BINDING EFFECT.

                  This Agreement is not assignable by either party without the written consent of the other party. This Agreement shall be binding upon the heirs, executors, administrators successors and assigns of Seller and Buyer.

         IN WITNESS WHEREOF, the parties hereto have entered in this Agreement as of the date first set forth above.

THE CANTON INDUSTRIAL CORPORATION   ASSOCIATED TECHNOLOGY



By:   /s/ Richard Surber                 By: /s/ Anthony R. Geonotti
Richard Surber, President                Tony Geonnotti, President
SELLER                                   BUYER


                                    EXHIBIT A

QTY.      ITEM DESCRIPTION .......................   PRICE     TOTAL
1         2 LOCKERS ..............................     60.00     60.00
1         HEALD #75A GRINDER W/15"SWING ..........    400.00    400.00
1         AIR HOSE & REEL ........................     40.00     40.00
1         SHIPMATE #5A240 SHRINK
          WRAP MACHINE ...........................   2500.00   2500.00
1         71 PC ASST. GRINDING STONES & SHELF          25.00     25.00
1         BLANC HARD GRINDER W/MAGNETIC
          TABLE 10-16 ............................   2600.00   2600.00
1         BLANCHARD GRINDER W/MAGNETIC
          TABLE 11-16 ............................   3700.00   3700.00
1         MILLPORT #28 MILLING PRESS W/MIT .......   2700.00   2700.00
1         SUNNE HONING MACHINE # MBC-1800 ........   4800.00   4800.00
1         H5 DRILL PRESS .........................    525.00    525.00
1         H5 DRILL PRESS .........................    525.00    525.00
1         LOCK COLLOET FIXTURES ..................     40.00     40.00
1         ASST. HOWA ACCS ........................    100.00    100.00
1         SURFACE PLATE ..........................     25.00     25.00
1         2 TOOL LOCKERS .........................     25.00     25.00
1         19 ASST. TOOL HOLDERS ..................     25.00     25.00
1         2 TRAYS, PIN GAUGES ....................     50.00     50.00
1         2 BX. PIN GAUGES .......................     75.00     75.00
1         TELESCOPING GAUGES .....................     20.00     20.00
1         2 PC. CALIPER ..........................     40.00     40.00
1         DUMORE AUTOMATIC DRILL HEAD ............     50.00     50.00
1         TOOLING GUES W/DAEWOOD PANES ...........     20.00     20.00
1         ANGLE LG. ANGLE ........................    100.00    100.00
1         3 PC. SMALL ANGLES .....................     55.00     55.00
1         1 MED. & 3 SM. ANGLES ..................     55.00     55.00
5         STEEL TABLES ...........................     10.00     50.00
1         SURFACE PLATE 18 x 12 x 2 ..............     40.00     40.00
1         SURFACE PLATE 18 x 12 x 3 ..............     40.00     40.00
1         SURFACE PLATE 24 x 18 x 4 ..............     80.00     80.00
1         AMANO MJR 8000 TIME CLOCK & RACKS ......    125.00    125.00
1         HEALD #72A GRINDER W/15" SWING .........    700.00    700.00
1         HEALD #72A GRINDER W/15" SWING .........    700.00    700.00
1         SURFACE PLATE ..........................    175.00    175.00
1         WASINO GANGSTER LATHE D.C ..............   3500.00   3500.00
1         WASINO GANGSTER LATHE D.C. S.5 .........   3500.00   3500.00
1         WASINO GANGSTER LATHE SYSTEM 5 .........   3500.00   3500.00
1         STEEL SHELF & STEEL CABINET ............     50.00     50.00
1         COMBINATON LOT: 802, 803 ...............     50.00     50.00
1         CONTENTS OF SHELVING ...................     50.00     50.00
1         COMBINATION LOT: 805, 806, 807 .........     25.00     25.00
1         GRENBY INT'L GRINDER ...................    175.00    175.00
1         HEALD #72A GRINDER W/15" SWING .........    380.00    380.00
1         KBC MDL. #LF800G GRINDER 14" WHEEL
          11" SWING ..............................   1300.00   1300.00
1         HARVEL CAM GRINDER .....................    150.00    150.00
1         HARVEL CAM GRINDER .....................    150.00    150.00
1         HARVEL CAM GRINDER .....................    150.00    150.00
1         HARVEL CAM GRINDER .....................    150.00    150.00
1         HARVEL CAM GRINDER .....................    150.00    150.00
1         HARVEL CAM GRINDER .....................    150.00    150.00
1         HARVEL CAM GRINDER .....................    150.00    150.00
1         HARVEL CAM GRINDER .....................    150.00    150.00
1         HARVEL CAM GRINDER .....................    150.00    150.00
1         HARVEL CAM GRINDER .....................    150.00    150.00
1         HARVEL CAM GRINDER W/HYD ...............    150.00    150.00
1         HARVEL CAM GRINDER W/HYD ...............    150.00    150.00
1         RUR 800 GRINDER ........................   1200.00   1200.00
1         ELITE M-1000 GRINDER ...................   1500.00   1500.00
1         HEALD #72A GRINDER W/15" SWING .........    200.00    200.00
1         HEALD #72A GRINDER W/15" SWING .........    200.00    200.00
1         BROWN & SHARP GRINDER #20 30" WHEEL
          13" SWING ..............................    800.00    800.00
1         FARREL SELLERS .........................    450.00    450.00
1         BLUEPRINT CABINET ......................     50.00     50.00

                                                ITEM(S) TOTAL 39275.00